UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2016

(Date of earliest event reported)

ABIOMED, Inc.

(Exact name of registrant as specified in its charter)

Delaware	04-2743260
(State or other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-09585

(Commission File Number)

22 Cherry Hill Drive

Danvers, MA 01923

(Address of Principal Executive Offices, including Zip Code)

(978) 646-1400

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2016, Dr. W. Gerald Austen, a Class III director of ABIOMED, Inc. (the “Company”), completed his term as a director. The Board of Directors thanked Dr. Austen for his 21 years of service to the Company as a director. Effective as of the 2016 Annual Meeting of Stockholders (the “Annual Meeting”), the Board has bestowed upon Dr. Austen the honorary title of Director Emeritus.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 10, 2016, the Company held its Annual Meeting. The holders of 40,624,656 shares of common stock were present or represented by a proxy at the meeting. Set forth below are the matters acted upon at the Annual Meeting and the final voting results on each matter as reported by the inspector of elections.

Proposal One: Election of Directors

At the Annual Meeting, the Company’s stockholders elected each of Michael R. Minogue and Martin P. Sutter as a member of the Company’s board of directors as a Class III director to serve a three-year term expiring at the 2019 Annual Meeting of Stockholders and until his successor is duly elected and qualified, with the votes cast as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael R. Minogue	34,774,659	707,293	5,142,704
Martin P. Sutter	34,927,696	554,256	5,142,704

Proposal Two: Advisory Vote on Executive Compensation

At the Annual Meeting, the Company’s stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement filed in connection with the Annual Meeting, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,583,504	3,870,676	27,772	5,142,704

Proposal Three: Approval of the Amended and Restated 2015 Omnibus Incentive Plan

At the Annual Meeting, the Company’s stockholders voted to approve the adoption of the Amended and Restated 2015 Omnibus Incentive Plan which increases the number of shares of the Company’s common stock, par value $0.01, available for issuance thereunder by 1,260,000 shares, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,585,360	3,876,065	20,527	5,142,704

Proposal Four: Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2017, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,470,002	140,545	14,109	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABIOMED, Inc.

By:	/s/ Stephen C. McEvoy
Stephen C. McEvoy
Vice President and General Counsel

Date: August 11, 2016